Trust specific information	12 Months Ended
Dec. 31, 2019
Financial Risk, Management and Objectives
Trust specific information

(in U.S. dollars)

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to provide a secure, convenient and exchange-traded investment alternative for investors interested in holding physical gold bullion without the inconvenience that is typical of a direct investment in physical gold bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical gold bullion and does not speculate with regard to short-term changes in gold prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Bullion Market Association (“LBMA”), with each bar purchased being verified against the LBMA source.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for the year ended December 31, 2019 and 2018 is presented as follows:

	December 31, 2019	December 31, 2018
	$	$
Balance at beginning of year	2,808,052,757	–
Physical bullion acquired from CFCL	–	3,530,623,701
Sales	(23,265,316)	(14,362,530)
Redemptions for physical bullion	(264,238,479)	(472,701,839)
Realized losses on sales and redemptions for physical bullion	(16,397,754)	(39,637,898)
Change in unrealized gains (losses)	455,535,945	(195,868,677)
Balance at end of year	2,959,687,153	2,808,052,757

Realized gains (losses) on physical bullion include both realized gains (losses) on sales of physical bullion, and realized gains (losses) occurring upon unitholder redemptions for physical bullion.

Market Risk

a) Other Price Risk

If the market value of gold increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $29.6 million (December 31, 2018: $28.1 million); conversely, if the value of gold bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2019, approximately $184,000 (December 31, 2018: $1,416,000) of the Trust’s liabilities were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. Dollars would have no material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical gold and silver bullion, whose value constitutes 65.3% and 34.7% respectively of total equity as at December 31, 2019 (64.8% and 35.3% respectively as at December 31, 2018).

Management Fees (note 8)

The Trust pays the Manager a monthly management fee equal to 1/12 of 0.40% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable Canadian taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month.

Also, the Manager has agreed that if the expenses of the Trust, including the management fee, at the end of any month exceed an amount equal to 1/12 of 0.65% of the value of the net assets of the Trust, the management fee payable to the Manager for such month will be reduced by the amount of such excess up to the gross amount of the management fee earned by the Manager from the Trust for such month. Any such reduction in the management fee will not be carried forward or remain payable to the Manager in future months. The Manager did not waive any amounts payable for during the year ended December 31, 2019 and 2018. In calculating the expenses of the Trust for purposes of the expense cap, the following will be excluded: any applicable taxes payable by the Trust or to which the Trust may be subject, and any extraordinary expenses of the Trust.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2019, the Trust had capital losses available for tax purposes of $Nil. (2018: $Nil)

Related Party Disclosures (note 8)

There have been no other transactions between the Trust and its related parties during the reporting period, other than management fees as discussed above.

Acquisition

On January 16, 2018 Sprott successfully completed its previously announced acquisition of the common shares of Central Fund of Canada Limited ("CFCL") and the right to administer and manage CFCL's assets.

The transaction was implemented pursuant to a plan of arrangement (the “Arrangement”) under the Business Corporations Act (Alberta), subject to the satisfaction of customary conditions, including receipt of regulatory, securities commission and stock exchange approvals, Alberta court approval and the approval by the class A and common shareholders of CFCL on November 30, 2017. Under the arrangement, CFCL's class A shareholders are now unitholders of the newly-created Sprott Physical Gold and Silver Trust.

On January 16, 2018 the Trust began trading on the New York Stock Exchange and the Toronto Stock Exchange under the symbols “CEF” and “CEF.U”, respectively. Pursuant to the arrangement described above, CFCL’s Class A shares were exchanged for 252,156,003 units of the Trust on January 16, 2018. Assets transferred were 1,663,144 ounces of gold and 75,224,102 ounces of silver, $7,232,002 in cash and $273,002 of other assets. Total accrued liabilities were $807,573.

Subsequent Events

The changing economic climate as a result of the Coronavirus (COVID‐19) may have an impact on the Trust’s future operating results and financial position. The impact from these changes is undeterminable at the date of this report.